SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2005
QUESTCOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (the “Company” or “Questcor”), in connection with the matters described herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 18, 2005, the Company notified the holders of its Series B Convertible Preferred Stock of its intent to redeem all outstanding shares of Series B Convertible Preferred Stock on January 3, 2006. Pursuant to the terms of the Series B Convertible Preferred Stock, January 3, 2006 is the first date on which the Company could redeem the Series B Convertible Preferred Stock. The Series B preferred shareholders have the option to convert all or part of their Series B Convertible Preferred Stock into Questcor common stock prior to the January 3, 2006 redemption date.
     The Series B preferred shareholders will receive cash of $9,217,190, assuming full redemption. Should all of the Series B preferred shareholders convert their Series B Convertible Preferred Stock into Questcor common stock, the Company would not pay the cash redemption amount but would instead issue 8,898,215 common shares to the Series B preferred shareholders. The redemption or conversion of the Series B Convertible Preferred Stock will eliminate the Series B cash dividend obligation of 10% in each of 2006 and 2007 and 12% thereafter. The redemption or conversion of the Series B Convertible Preferred Stock will also eliminate the Series B liquidation preference of $8,375,000 and all restrictive covenants.
Item 7.01. Regulation FD Disclosure.
     On November 21, 2005, Questcor issued a press release announcing its intent to redeem all outstanding shares of its Series B Convertible Preferred Stock on January 3, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
     The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 21, 2005, relating to the Company’s notice of intent to redeem its outstanding Series B Convertible Preferred Stock, referred to in Item 2.03 above.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUESTCOR PHARMACEUTICALS, INC.
Date: November 22, 2005	By:	/s/ JAMES L. FARES
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 21, 2005, relating to the Company’s notice of intent to redeem its outstanding Series B Convertible Preferred Stock.